VANGUARD/
PRIMECAP FUND

Semiannual Report
June 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       4

                                  Report From
                                  The Adviser
                                       6

                                  Performance
                                    Summary
                                       8

                                   Financial
                                   Statements
                                       9

                                 Directors And
                                    Officers

                               INSIDE BACK COVER

                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

The stock market continued its amazing climb during the first half of 1997. Vanguard/PRIMECAP Fund more than kept pace, achieving a return of +21.1% for the six-month period and nicely out-running competitive norms.

     The table below compares the Fund's total return (capital change plus reinvested dividends) for the period with those of the average growth mutual fund and the unmanaged Standard & Poor's 500 Composite Stock Price Index. The Fund's return is based on an increase in net asset value from $30.08 per share on December 31, 1996, to $36.24 per share on June 30, 1997, with the latter figure adjusted for distributions totaling $0.16 per share from net realized capital gains.

-------------------------------------------
                             TOTAL RETURN
                           SIX MONTHS ENDED
                            JUNE 30, 1997
-------------------------------------------
Vanguard/PRIMECAP Fund          +21.1%
-------------------------------------------
Average Growth Mutual Fund      +14.3%
-------------------------------------------
S&P 500 Index                   +20.6%
-------------------------------------------

THE PERIOD IN REVIEW

A nearly perfect climate for common stocks--strong economic growth, rising corporate profits, and decelerating inflation--prevailed during the six months ended June 30. While the market's rising tide lifted all boats, large-capitalization stocks rose the most. Even so, the advance was not without incident: The S&P 500 Index endured a decline of nearly -10% during the seven weeks following February 18, when the Index reached a record high. However, that drop was quickly aborted and by early May the market had resumed its ascent into record territory.

     Jitters about interest rates and inflation were the apparent causes of the brief slide. Although the Federal Reserve Board raised its target for the federal funds rate by a quarter-point to 5.50% on March 25, short-term interest rates ended the period where they began it (5.17% for 90-day U.S. Treasury bills). Longer-term rates were up only slightly (less than one-quarter percentage point) on balance during the first half of 1997. The stock market's strong rebound in the second quarter stemmed from a combination of factors, including strong corporate earnings reports, a lessening of inflation fears, and an easing in interest rates. Whatever their causes, the price fluctuations served as a clear reminder of the volatility that is very much a part of investing in stocks.

     PRIMECAP Fund provided returns that were excellent in both an absolute sense and relative to comparative benchmarks. Our return surpassed the +20.6% return of the S&P 500 Index by one-half percentage point, a superb showing in light of the market's extreme tilt toward the largest-capitalization stocks, and an achievement accomplished by very few of our peers.

     One indication of the bias toward large-cap stocks during the period is that the return on the S&P 500 Index was nearly double the +10.6% return on the rest of the stock market (as represented by the Wilshire 4500 Equity Index). Even within the S&P 500 Index there was a powerful bias toward big stocks and against smaller stocks: The 100 largest stocks in the Index returned +23.4% while the 400 others provided a return of +15.2%.

     In this "bigger was better" period, we had a significant handicap versus the S&P 500 Index: The average market capitalization of the Fund's holdings ($6.7 billion) was roughly one-fifth of the market cap of the Index ($32.9 billion). In addition, our modest position in cash reserves represented a "drag" on our return of nearly two percentage points in the rapidly rising stock market. Indexes, as theoretical constructs, hold no cash. We overcame these handicaps through our adviser's excellent stock selections--especially in the producer durables and auto & transportation sectors. Also helping us to outperform the Index was our light weighting during the period (less than 1% of assets) in utility stocks, which constitute about 9% of the Index and provided the lowest return of any market sector during the first half of 1997.

     PRIMECAP beat the average growth mutual fund by 6.8 percentage points (+21.1% to +14.3%) in the first half of the year. The lion's share of the credit for this excellent relative showing goes to our adviser's stock selection. Our low costs--the Vanguard advantage--gave the Fund a head start versus competitors. PRIMECAP's annual expenses for administration, investment management, and fund operations amount to about 0.60% of average net assets, versus 1.50% for the average growth fund.

IN SUMMARY

The extraordinary bull market for U.S. stocks that began almost 15 years ago has amply demonstrated the rewards of long-term investing. Risk, the inseparable companion of reward, may not be so apparent after such a period. Yet investors disregard risk at their peril. So we hope that the sizable, sudden fluctuations in the stock market during the first half of 1997 reinforced two key messages that we have repeatedly stressed in these Reports to you.

     The first message, of course, concerns the importance of holding a balanced portfolio of stock funds, bond funds, and money market funds in proportions appropriate to your financial situation, tolerance for risk, and investment objectives. By making it easier to ride out episodes of market volatility, a balanced portfolio helps investors to adhere to our second message: Always "stay the course" toward your long-term investment goals.



/s/ JOHN C. BOGLE                                          /s/ JOHN J. BRENNAN

John C. Bogle                                              John J. Brennan
Chairman of the Board                                      President

July 14, 1997

INVESTMENT ADVISORY AGREEMENT REVISED

The board of directors of Vanguard/PRIMECAP Fund has agreed with PRIMECAP Management Company, Inc., the Fund's investment adviser, to revise the Fund's investment advisory agreement. The new agreement reduces the rates used to determine the fees paid to PRIMECAP Management.

     The Fund pays PRIMECAP Management a fee at the end of each fiscal quarter. The fee is calculated by applying a quarterly rate, based on the annual rates shown below, to the Fund's average month-end assets for the quarter. Following are the old and revised fee schedules:

------------------------------
       OLD FEE SCHEDULE
------------------------------
NET ASSETS               RATE
------------------------------
First $25 million       0.750%
Next $225 million       0.500
Next $250 million       0.375
Over $500 million       0.250
------------------------------


----------------------------------------
          NEW FEE SCHEDULE
----------------------------------------
NET ASSETS                        RATE
----------------------------------------
First $50 million                 0.500%
Next $200 million                 0.450
Next $250 million                 0.375
Next $1,750 million               0.250
Next $2,750 million               0.200
Next $5,000 million               0.175
Over $10,000 million              0.150
----------------------------------------

     The new fee structure is expected to produce annual savings of more than $2 million, or approximately 0.04% of net assets, based on Vanguard/PRIMECAP's current net assets of approximately $5.7 billion.

     The revised investment advisory agreement will be dated and take effect on October 1, 1997, replacing the existing agreement dated May 1, 1993. However, PRIMECAP Management agreed to waive fees in excess of those it would have earned under the new fee structure for the period beginning April 1, 1997, through September 30, 1997.

--------------------------------------------------------------------------------
RELATED INFORMATION CONCERNING PRIMECAP MANAGEMENT COMPANY

PRIMECAP Management Company, located at 225 South Lake Avenue, Pasadena, CA 91101, is a professional investment advisory firm that manages portfolios for institutional clients. As of December 31, 1996, the firm managed nearly $7 billion in assets. During 1996, Vanguard/PRIMECAP Fund paid the firm investment advisory fees of approximately $10.4 million.

       PRIMECAP Management is organized as a California corporation. Its out-standing shares are owned by its directors and officers. The corporation's directors are Howard B. Schow, Chairman; Mitchell J. Milias, Vice Chairman; and Theo A. Kolokotrones, President.
--------------------------------------------------------------------------------

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1997

U.S. EQUITY MARKETS

As the economy continued to grow while the rate of inflation did not, a robust market provided solid gains to investors in U.S. common stocks during the first half of 1997. The best performers were primarily larger-capitalization issues, although the small-company indexes exhibited some strength in the final two months of the period. Over the half-year, the Standard & Poor's 500 Composite Stock Price Index gained 20.6%, fueled by a 10.8% boost since the end of April. Reflecting the gains among smaller companies, the Russell 2000 Index posted a 10.2% increase for the six-month period, driven by an 11.1% jump in May and a 4.3% rise in June. It was particularly noteworthy that the recent small-cap gains were led by small growth stocks, the worst segment of the U.S. market during the past 12 months. This group has surged 17.6% since the end of March, although at the half-year's end it still lagged the S&P 500 Index by a sizable margin (5.2% versus 20.6%).

     Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year, and from a widespread confidence reflected in increased price/earnings ratios. The strength in earnings, the expectation that income will continue to increase at an attractive pace, and the further conviction that inflation is not a problem helped stocks to continue to produce solid gains in the fiscal period. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.


---------------------------------------------------------
                                     TOTAL RETURNS
                              PERIODS ENDED JUNE 30, 1997
                              ---------------------------
                               6 MONTHS  1 YEAR  5 YEARS*
---------------------------------------------------------
EQUITY
   S&P 500 Index                20.6%    34.7%     19.8%
   Russell 2000 Index           10.2     16.3      17.9
   MSCI EAFE Index              11.4     13.2      13.2
---------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index   3.1%     8.2%      7.1%
   Lehman 10-Year Municipal
     Bond Index                  3.3      8.3       7.4
   Salomon Brothers Three-Month
     U.S. Treasury Bill Index    2.6      5.3       4.5
---------------------------------------------------------
OTHER
   Consumer Price Index          1.1%     2.3%      2.7%
---------------------------------------------------------

*Average annual.

     The strongest gains in the S&P 500 Index during the past six months came from the health-care sector (up 31.4%) and the consumer-staples sector (up 23.9%). By contrast, numerous uncertainties for utilities caused the issues in that sector to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The modest rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.42% at the end of December to 6.97% by the middle of April. In the following weeks, economic reports indicated a slowing in economic growth and further reduced fears of an increase in inflation. This news helped interest rates fall to 6.50% by the end of June.

     Fueled by robust consumer spending, the U.S. economy expanded at a remarkable 5.8% rate in the first three months of 1997. Reflecting the vibrant economy, the nation's unemployment rate stood at 5.0% in June. Strong economic growth and tight labor markets have often led to rising inflation because of increased demand for goods and services. With this in mind, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first six months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

     With interest rates very close to year-end levels, bond investors have fared reasonably well during the past six months, as illustrated by the 3.1% return of the Lehman Brothers Aggregate Bond Index. Investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors received fairly good returns over the past six months. As measured by the broad Morgan Stanley Capital International Europe, Australasia, Far East Index, foreign markets gained 11.4%.

     The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, returning 11.1% in May and 7.5% in June to U.S. investors. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, the Japanese market is up 9.2%. The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 17.0% during the six-month period.

     Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. For the six months, Europe gained 24.8% in local currencies, which a strong dollar trimmed to 14.4% for U.S. investors.

[PHOTO]

REPORT FROM THE ADVISER

During the first half of 1997, Vanguard/PRIMECAP Fund's total return of 21.1% exceeded the 20.6% recorded by the unmanaged Standard & Poor's 500 Composite Stock Price Index and the 14.3% achieved by the average growth mutual fund.

     The first six months have been particularly satisfying. We enjoyed excellent absolute and relative returns that were derived primarily through stock selection. As advisers, we focus the vast majority of our efforts on individual stock selection. We believe it is our greatest strength. Consequently, we are pleased when stock selection is the key factor in outperforming our benchmarks.

     A look at the Fund's largest holdings illustrates the role selection played in the first-half results. Naturally, the largest holdings represent our highest-conviction ideas. As depicted in the adjacent table, the Fund's ten largest holdings appreciated an average of 27.6% in the first half. As these stocks make up a substantial one-third of the Fund's assets, they were the driving force in the first-half results.

---------------------------------------------------
                TEN LARGEST HOLDINGS
---------------------------------------------------
SECURITY                        % OF FUND     GAIN
---------------------------------------------------
Intel Corp.                         4.7%       8.4%
Texas Instruments, Inc.             4.3       32.4
Federal Express Corp.               4.2       30.1
Guidant Corp.                       3.9       49.2
AMR Corp.                           3.4        5.0
L.M. Ericsson Telephone Co.         3.2       31.4
Delta Air Lines, Inc.               3.0       16.7
Tandem Computers, Inc.              2.5       47.3
Motorola, Inc.                      2.3       24.7
Costco Cos., Inc.                   2.0       30.9
---------------------------------------------------

      It should be of no surprise that techno-logy and transportation issues dominated our top ten holdings, contributing eight names. However, the best-performing stock was Guidant, a medical device company, which soared 49%. Rounding out the strong performance of the top holdings was a retailer, Costco Companies, which rose nearly 31%.

      The Fund continues to substantially overweight the technology and transportation sectors. Our holdings in these sectors performed better than the overall Fund. Performance in the technology sector was the antithesis of the 1996 experience. We wrote extensively in last year's Annual Report on how performance in the sector was concentrated in a handful of the largest-capitalization stocks--Intel, Microsoft, Cisco, and IBM. These four stocks, which in aggregate have a market capitalization exceeding $300 billion, surged a staggering 88% on average. Their collective size and performance made it nearly impossible to keep up with the 43% return on this sector of the S&P 500 Index. In contrast, thus far in 1997, Intel, Cisco, and IBM have lagged the Index.

     We also highlighted in the 1996 Report a dozen of our technology holdings whose performance was mixed. However, we pointed out that these companies are industry leaders with differentiated products serving exciting markets. Many of these names experienced solid gains in the first half. Stratus and Tandem, the leading manufacturers of fault-tolerant computers, gained 83% and 47%, respectively. Ericsson, Motorola, and Nokia--

INVESTMENT PHILOSOPHY

The Fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the "fundamental value" of the underlying companies, based on the investment adviser's assessment of such factors as their industry positions, growth potential, and expected profitability.

the undisputed leaders in wireless communications equipment--appreciated 31%, 25%, and 29%, respectively. Octel, the leading vendor of voice-messaging systems, and Texas Instruments, the market leader in digital signal processor solutions, both enjoyed gains in excess of 30% during the half-year.

     The Fund's holdings in airline stocks continue to depress our results. After failing to keep pace with the S&P 500 Index in 1996, AMR, Delta Air Lines, and Southwest Airlines again lagged in the first half of 1997. There is pending legislation that would apply a more onerous ticket tax on the airline companies. This has caused concern among investors, as have fears of renewed fare competition and more difficult earnings comparisons. Fundamentally, traffic remains robust, earnings are at record levels, and balance sheets are improving every quarter. We continue to like the stocks. Despite the airlines, the return on our transportation holdings surpassed that of the overall Fund because of the air freight stocks we hold. Airborne Freight and Federal Express were up 79.8% and 30.1%, respectively. These companies are enjoying good growth in volume and have implemented pricing strategies that will favorably influence profitability going forward.

     Our strongest sector in the first half was financial services. Our holdings generated a return of 31.2%, led by gains of 40%-plus in State Street and Torchmark. Our largest holding in the sector, American International Group, rose 38%. Unfortunately, we were significantly underweighted in this strong sector, which detracted from our results in the first half as it has for several years (financial services are second only to technology as the best sector for the last five years).

     The Fund's avoidance of the utilities, integrated oils, and other energy sectors contributed meaningfully to our results in the first half. These sectors constitute more than 18% of the S&P 500 Index, yet were less than 1% of the Fund's assets during the period. Utilities and other energy were the two worst-performing sectors in the first half, and integrated oils also lagged the Index.

     As the market averages scale new heights, valuation commands even greater attention in our analysis. We perceive the greatest valuation excesses to be in some of the largest-capitalization issues in the S&P 500 Index. Many of these stocks are household names and considered to be extremely safe. Conversely, we still find value in some of the smaller- and mid-cap issues that are less well-known to the average investor. More than 50% of the Fund's equity assets are invested in mid- and small-cap stocks (as categorized by Frank Russell Company) versus approximately 17.5% for the S&P 500. In this universe of companies, stock selection is critical, and fundamental research can play an important role in such selection. We believe these skills are our greatest strength and should position us to enjoy positive relative performance over the long term.

Howard B. Schow, Portfolio Manager
Theo A. Kolokotrones, Portfolio Manager
Joel P. Fried, Assistant Portfolio Manager
PRIMECAP Management Company

July 11, 1997

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

PRIMECAP FUND
TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1984-JUNE 30, 1997
-----------------------------------------
             PRIMECAP FUND        S&P 500
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
-----------------------------------------
1984      4.9%    0.0%     4.9%     0.6%
1985     35.6     0.2     35.8     31.8
1986     21.8     1.7     23.5     18.7
1987     -3.2     0.9     -2.3      5.3
1988     13.7     1.0     14.7     16.6
1989     20.2     1.4     21.6     31.7
1990     -3.8     1.0     -2.8     -3.1
1991     31.8     1.3     33.1     30.5
1992      8.2     0.8      9.0      7.6
1993     17.6     0.4     18.0     10.1
1994     10.7     0.7     11.4      1.3
1995     34.4     1.1     35.5     37.6
1996     17.5     0.8     18.3     23.0
1997*    21.1     0.0     21.1     20.6
-----------------------------------------

*Six months ended June 30, 1997.

See Financial Highlights table on page 13 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------------
                                                                      10 YEARS
                                INCEPTION                  ---------------------------
                                  DATE     1 YEAR   5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
PRIMECAP Fund                    11/1/84   31.90%   23.64%      13.81%  0.94%   14.75%
--------------------------------------------------------------------------------------

[PHOTO]

FINANCIAL STATEMENTS
JUNE 30, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
PRIMECAP FUND                                          SHARES          (000)
-----------------------------------------------------------------------------
COMMON STOCKS (90.1%)
-----------------------------------------------------------------------------
AUTO & TRANSPORTATION (14.0%)
-    AMR Corp.                                      2,125,000    $   196,563
     APL Ltd.                                         726,350         22,698
 (1) Airborne Freight Corp.                         1,580,000         66,163
-(1) Alaska Air Group, Inc.                           900,000         23,063
     Arvin Industries, Inc.                           675,000         18,394
     Delta Air Lines, Inc.                          2,130,000        174,660
-    Federal Express Corp.                          4,200,000        242,550
     Fleetwood Enterprises, Inc.                      450,000         13,416
     Southwest Airlines Co.                         1,850,000         47,869
                                                                 ------------
                                                                     805,376
                                                                 ------------
CONSUMER DISCRETIONARY (8.1%)
-    BET Holdings Inc. Class A                        380,000         12,445
-    Costco Cos., Inc.                              3,500,000        115,063
-    Electronic Arts Inc.                           1,200,000         40,350
-    Filene's Basement Corp.                          995,000          6,530
-    GC Cos.                                          200,000          9,150
     Harcourt General, Inc.                           850,000         40,481
     Manpower Inc.                                  1,170,000         52,065
     McClatchy Newspapers, Inc.                       580,000         17,038
-    Neiman-Marcus Group Inc.                       2,040,000         53,550
-(1) Plantronics, Inc.                                804,000         40,301
     Reuters Holdings PLC ADR                         740,000         46,620
     Time Warner, Inc.                                600,000         28,950
                                                                 ------------
                                                                     462,543
                                                                 ------------
CONSUMER STAPLES (1.2%)
     Block Drug Co. Class A                           164,800          7,169
     The Seagram Co. Ltd.                           1,550,000         62,387
                                                                 ------------
                                                                      69,556
                                                                 ------------
FINANCIAL SERVICES (7.6%)
     American International
       Group, Inc.                                    725,016        108,299
     City National Corp.                              621,485         14,954
     General Re Corp.                                 570,000        103,740
     HSB Group Inc.                                   200,000         10,675
     Marsh & McLennan Cos., Inc.                      240,000         17,130
     State Street Corp.                             1,440,000         66,600
     Torchmark Corp.                                  485,000         34,556
     Transatlantic Holdings                           375,000         37,219
     Zurich Reinsurance Centre
       Holdings, Inc.                               1,089,000         43,015
                                                                 ------------
                                                                     436,188
                                                                 ------------
HEALTH CARE (11.6%)
     American Home Products Corp.                     180,000         13,770
-    Boston Scientific Corp.                          205,000         12,595
     Guidant Corp.                                  2,605,316        221,452
     Johnson & Johnson                              1,100,000         70,812
     Eli Lilly & Co.                                  980,000        107,126
     Medtronic, Inc.                                  998,444         80,874
-(1) Nellcor Puritan Bennett, Inc.                  3,350,000         60,719
     Pharmacia & Upjohn, Inc.                       2,850,000         99,037
                                                                 ------------
                                                                     666,385
                                                                 ------------
MATERIALS & PROCESSING (5.0%)
     Belden Inc.                                      283,000          9,640
     Engelhard Corp.                                2,200,000         46,062
(1)  Granite Construction Co.                       1,400,000         27,650
(1)  MacDermid, Inc.                                  567,000         25,869
     Monsanto Co.                                     550,000         23,684
-    Mycogen Corp.                                    800,000         15,500
     Pioneer Hi-Bred
       International, Inc.                            750,000         60,000
     Quaker Chemical Corp.                             93,800          1,630
     Stepan Co.                                       300,000          7,387
     Temple-Inland Inc.                             1,300,000         70,200
                                                                 ------------
                                                                     287,622
                                                                 ------------

-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
PRIMECAP FUND                                          SHARES          (000)
-----------------------------------------------------------------------------
PRODUCER DURABLES (9.3%)
     AMP, Inc.                                        531,900    $    22,207
     BW/IP Inc.                                       515,000         10,461
     Caterpillar, Inc.                                755,000         81,068
     Deere & Co.                                      500,000         27,437
-    Dionex Corp.                                     510,000         26,010
     Donaldson Co., Inc.                              540,000         20,520
     Kennametal, Inc.                               1,140,000         49,020
     Molex, Inc.                                      156,250          5,703
     Molex, Inc. Class A                              156,250          5,420
-(1) Octel Communications Corp.                     2,775,000         64,866
     Perkin-Elmer Corp.                               940,000         74,789
     Pitney Bowes, Inc.                               860,000         59,770
     Tektronix, Inc.                                1,400,000         84,000
                                                                 ------------
                                                                     531,271
                                                                 ------------
TECHNOLOGY (29.0%)
COMMUNICATIONS TECHNOLOGY (1.7%)
     Lucent Technologies, Inc.                        150,000         10,809
-    Tellabs, Inc.                                  1,600,000         89,200

COMPUTER SERVICES, SOFTWARE & SYSTEMS (1.9%)
     Adobe Systems, Inc.                            3,090,000        108,343

COMPUTER TECHNOLOGY (9.9%)
-    Bay Networks, Inc.                             3,270,000         86,859
-    Digital Equipment Corp.                        1,148,000         40,682
     L.M. Ericsson Telephone Co.
       ADR Class B                                  4,600,000        181,125
     L.M. Ericsson Telephone Co.
       Cvt. Pfd. 4.25%                                620,000          3,371
-(1) Evans & Sutherland Computer
       Corp.                                          840,000         22,995
     Hewlett-Packard Co.                            1,320,000         73,920
-    Stratus Computer, Inc.                           377,000         18,850
-(1) Tandem Computers, Inc.                         6,991,000        141,568
-    Tripos Inc.                                      100,000          1,500

ELECTRONICS (2.1%)
     Nokia Corp. Pfd. ADR                             480,000         35,400
     Sony Corp. ADR                                   965,000         84,920

ELECTRONICS-SEMICONDUCTORS/COMPONENTS (9.7%)
     Intel Corp.                                    1,914,000        270,951
-    LSI Logic Corp.                                1,188,700         38,038
     Texas Instruments, Inc.                        2,910,000        244,622

ELECTRONICS-TECHNOLOGY (3.7%)
-    Coherent, Inc.                                   500,000         22,281
     Motorola, Inc.                                 1,730,000        131,480
     Symbol Technologies, Inc.                      1,666,500         56,036
                                                                 ------------
                                                                   1,662,950
                                                                 ------------
OTHER (4.3%)
-    Lynx Therapeutics Inc.                            72,900          1,021
MISCELLANEOUS (4.2%)                                                 243,254
                                                                 ------------
                                                                     244,275
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $2,836,412)                                                  5,166,166
-----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (9.9%)
-----------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.93%, 7/1/97
  (COST $570,052)                                    $570,052    $   570,052
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
(COST $3,406,464)                                                  5,736,218
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-----------------------------------------------------------------------------
Other Assets--Notes C and F                                           71,297
Liabilities--Note F                                                  (70,167)
                                                                 ------------
                                                                       1,130
-----------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------
Applicable to 158,301,335 outstanding
  $.001 par value shares
  (authorized 400,000,000 shares)                                 $5,737,348
=============================================================================

NET ASSET VALUE PER SHARE                                             $36.24
=============================================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.

ADR--American Depository Receipt.

(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $473,194,000.

-----------------------------------------------------------------------------
AT JUNE 30, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
                                                       AMOUNT            PER
                                                        (000)          SHARE
-----------------------------------------------------------------------------
Paid in Capital                                    $3,352,383         $21.17
Undistributed Net
  Investment Income                                    12,659            .08
Accumulated Net
  Realized Gains                                       42,552            .27
Unrealized Appreciation--
  Note E                                            2,329,754          14.72
-----------------------------------------------------------------------------
NET ASSETS                                         $5,737,348         $36.24
=============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------
                                                                       PRIMECAP FUND
                                                      SIX MONTHS ENDED JUNE 30, 1997
                                                                               (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                             $   17,823
   Interest                                                                   10,529
                                                                         ------------
      Total Income                                                            28,352
                                                                         ------------
EXPENSES
   Investment Advisory Fees--Note B                                            6,321
   The Vanguard Group--Note C
      Management and Administrative                                            6,512
      Marketing and Distribution                                                 536
   Taxes (other than income taxes)                                               179
   Custodian Fees                                                                  6
   Auditing Fees                                                                   6
   Shareholders' Reports                                                          90
   Annual Meeting and Proxy Costs                                                  5
   Directors' Fees and Expenses                                                    6
      Total Expenses                                                          13,661
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         14,691
-------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                               42,309
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES    881,084
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $938,084
=====================================================================================

*Dividend income from affiliated companies was $630,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------
                                                                                 PRIMECAP FUND
                                                                      ---------------------------------
                                                                         SIX MONTHS               YEAR
                                                                              ENDED              ENDED
                                                                      JUN. 30, 1997      DEC. 31, 1996
                                                                              (000)              (000)
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                              $      14,691      $      25,594
   Realized Net Gain                                                         42,309            106,160
   Change in Unrealized Appreciation (Depreciation)                         881,084            505,864
                                                                      ---------------------------------
      Net Increase in Net Assets Resulting from Operations                  938,084            637,618
                                                                      ---------------------------------
DISTRIBUTIONS
   Net Investment Income                                                         --            (27,258)
   Realized Capital Gain                                                    (23,303)           (98,658)
                                                                      ---------------------------------
      Total Distributions                                                   (23,303)          (125,916)
                                                                      ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                   980,335            994,160
   Issued in Lieu of Cash Distributions                                      23,039            124,436
   Redeemed                                                                (384,793)          (663,154)
                                                                      ---------------------------------
      Net Increase from Capital Share Transactions                          618,581            455,442
-------------------------------------------------------------------------------------------------------
   Total Increase                                                         1,533,362            967,144
-------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                    4,203,986          3,236,842
                                                                      ---------------------------------
   End of Period                                                         $5,737,348         $4,203,986
=======================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                    29,542             35,931
   Issued in Lieu of Cash Distributions                                         719              4,217
   Redeemed                                                                 (11,740)           (23,764)
                                                                      ---------------------------------
      Net Increase in Shares Outstanding                                     18,521             16,384
=======================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------
                                                                                PRIMECAP FUND
                                                                           YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                   SIX MONTHS ENDED   ------------------------------------------------------
THROUGHOUT EACH PERIOD                       JUNE 30, 1997       1996       1995       1994       1993        1992
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $30.08     $26.23    $19.98      $18.42     $16.19      $15.36
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                               .09        .19       .22         .12        .07         .12
   Net Realized and Unrealized Gain (Loss)
      on Investments                                  6.23       4.59      6.84        1.97       2.82        1.24
                                                    ---------------------------------------------------------------
      Total from Investment Operations                6.32       4.78      7.06        2.09       2.89        1.36
                                                    ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income              --          (.20)     (.22)       (.12)      (.07)       (.12)
   Distributions from Realized Capital Gains          (.16)      (.73)     (.59)       (.41)      (.59)       (.41)
                                                    ---------------------------------------------------------------
      Total Distributions                             (.16)      (.93)     (.81)       (.53)      (.66)       (.53)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $36.24     $30.08    $26.23      $19.98     $18.42      $16.19
===================================================================================================================

TOTAL RETURN                                        21.08%     18.31%    35.48%      11.41%     18.03%       8.99%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)             $5,737     $4,204    $3,237      $1,554       $791        $646
   Ratio of Total Expenses to
      Average Net Assets                            0.56%*      0.59%     0.58%       0.64%      0.67%       0.68%
   Ratio of Net Investment Income to
      Average Net Assets                            0.60%*      0.69%     0.99%       0.79%      0.44%       0.84%
   Portfolio Turnover Rate                             5%*        10%        7%          8%        16%          7%
   Average Commission Rate Paid                     $.0675     $.0637       N/A         N/A        N/A         N/A
-------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/PRIMECAP Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 1997, the advisory fee represented an effective annual rate of 0.26% of the Fund's average net assets after giving effect to a fee waiver of $460,000 (0.02%) for the period April 1, 1997, to June 30, 1997.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At June 30, 1997, the Fund had contributed capital of $421,000 to Vanguard (included in Other Assets), representing 2.1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the six months ended June 30, 1997, the Fund purchased $434,444,000 of investment securities and sold $116,158,000 of investment securities, other than temporary cash investments.

E. At June 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,329,754,000, consisting of unrealized gains of $2,342,143,000 on securities that had risen in value since their purchase and $12,389,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at June 30, 1997, was $48,047,000, for which the Fund held cash collateral of $49,828,000.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
         Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of
         The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.;
         Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.;
         Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)


Q592-6/97